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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported): February 25, 2000


                        SOUTHERN PERU COPPER CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)



              Delaware                                   1-14066                                  13-3849074
-------------------------------------       -----------------------------------       -----------------------------------
    (State or Other Jurisdiction                       (Commission                             (I.R.S. Employer
         of Incorporation)                             File Number)                          Identification No.)

          180 Maiden Lane
            New York, NY                                                                            10038
-------------------------------------                                                 -----------------------------------
       (Address of Principal                                                                      (Zip Code)
         Executive Offices)




         Registrant's telephone number, including area code (212) 510-2000
                                                            --------------





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Item 4. Changes in Registrant's Certifying Accountant
        ---------------------------------------------

         On February 25, 2000, the Board of Directors selected Arthur Andersen L.L.P. to serve as independent accountants for the Company for the calendar year 2000, and resolved to submit this selection to the approval of the stockholders of the Company at the annual meeting of stockholders to be held on May 9, 2000. A representative of Arthur Andersen L.L.P. is expected to be present at the Annual Meeting and will be given an opportunity to make a statement if so desired and to respond to appropriate questions.

         The Company's professional relationship with PricewaterhouseCoopers L.L.P., the current accountants, has been harmonious and during the last two fiscal years to date, the Company and its managers had no disagreement with PricewaterhouseCoopers L.L.P. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. PricewaterhouseCoopers L.L.P.'s reports on the Company's consolidated financial statements for each of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



SOUTHERN PERU COPPER CORPORATION



By:      _________________________________
         Name:    Daniel Tellechea Salido
         Title:   Vice President





Dated:   ____________________, 2000